CARNE HEDGED EQUITY FUND (the “Fund”)

Supplement dated October 30, 2015 to the Prospectus and the Statement of Additional Information (“SAI”) dated March 1, 2015

Due to economic and other factors adversely affecting the ability of the Fund to pursue its investment objective, including a recent large redemption and anticipated future redemptions, the Fund’s portfolio is being converted to cash. As a result, the Fund will no longer pursue its investment objective and is no longer accepting purchase orders for Fund shares.

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For more information, please contact a Fund customer service representative toll free at (877) 356-9055.

PLEASE RETAIN FOR FUTURE REFERENCE.